UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 23, 2004


                                SPAR Group, Inc.

               (Exact Name of Registrant as Specified in Charter)


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          Delaware                       0-27824                  33-0684451
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(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                  File No.)           Identification No.)


580 White Plains Road, Tarrytown, New York                                10591
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.02  Results of Operations and Financial Condition.

On August 20, 2004, SPAR Group, Inc. (the "Registrant") issued the press release attached to this Current Report on Form 8-K (the "Report") as Exhibit 99.1 reporting its financial results for the second quarter ended June 30, 2004, which is incorporated herein by reference.

The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.


           (c)      Exhibits:

           99.1     Press Release of the Registrant dated August 20, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SPAR Group, INC.


Date: August 23, 2004                       By:   /s/ Charles Cimitile
                                                  --------------------
                                                  Charles Cimitile
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

99.1          Press Release of the Registrant dated August 20, 2004.